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                                  EXHIBIT 10.3

[LOGO]
                                                   Commercial Mortgage Loan - NY

                        MORTGAGE AND SECURITY AGREEMENT
                        -------------------------------

Date:            October 6, 1995

MORTGAGEE:       FIRST FIDELITY BANK, NATIONAL ASSOCIATION
                 570 Broad Street, Newark, New Jersey  07102
                 Attention: Commercial Real Estate Department Head

MORTGAGOR:       Michael Anthony Jewelers, Inc.

                 Type of Entity:  Corporation

                 State of Organization:            Delaware

                 Mailing  Address:                 115 South MacQuesten Parkway
                                                   Mount Vernon, New York  10550

MORTGAGED        Street  Address:                  111/115-119 South MacQuesten
                                                   Parkway

PREMISES:        Municipality of:                  Mount Vernon

                 County of Westchester, State of New York

                 Tax Map Designation: Lot No. 4, 5, 6, 7, 8, 27, 28 & 29 Block No. 1060

1.       DEBT; LOAN DOCUMENTS.
         --------------------

         Mortgagor is indebted to Mortgagee in the principal sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00), together with interest thereon, as evidenced by a certain Mortgage Note of even date herewith (the "NOTE").

         This Mortgage is the Mortgage referred to in the Note. The indebtedness evidenced by the Note has been or will be advanced pursuant to a Loan Agreement of even date herewith (the "LOAN AGREEMENT"). As additional security for the payment and performance to Mortgagee of the Liabilities (as defined below), Mortgagor has executed and delivered to Mortgagee an Assignment of Leases and Rents assigning all of Mortgagor's rights as lessor under all leases affecting the Mortgaged Premises now or hereafter in effect (the "ASSIGNMENT OF LEASES"), and other collateral documents described in or accompanying the Loan Agreement. This Mortgage, the Loan Agreement, the Note, the Guaranty (if any), the Assignment of Leases, and all other guarantees, documents, certificates and instruments executed in connection therewith are sometimes hereinafter referred to collectively as the "LOAN DOCUMENTS" or individually as a "LOAN DOCUMENT". The terms of the Loan Documents are hereby made a part of this Mortgage to the same extent and with the same effect as if fully set forth herein.

2. LIABILITIES; GRANT OF MORTGAGE. To secure to Mortgagee (i) the repayment of all sums due under this Mortgage, the Note (and all extensions, renewals, replacements, substitutions, amendments and modifications thereof) and the other Loan Documents; (ii) the performance of all terms, conditions and covenants set forth in the Loan Documents; and (iii) all obligations and indebtedness of every kind and description of Mortgagor or Borrower, as applicable, to Mortgagee or to any Affiliate (as hereinafter defined), whether primary or secondary, absolute or contingent, direct or indirect, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law or otherwise, or now or hereafter existing, and whether incurred by Mortgagor as principal, surety, endorser, guarantor, accommodation party or otherwise, including without limitation, principal, interest, fees, late charges and expenses, including attorneys' fees and/or allocated fees of Mortgagee's in-house legal counsel (subsections 2 (i), (ii) and (iii) collectively, the "LIABILITIES"), Mortgagor has mortgaged, granted and conveyed and by these presents does hereby mortgage, grant and convey to Mortgagee, its successors and assigns, all of Mortgagor's right, title

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and interest now owned or hereafter acquired in and to each of the following
(collectively, the "MORTGAGED PREMISES").

         2.1. All those certain tracts of land set forth above as the Mortgaged Premises and more particularly described in Schedule "A" attached hereto and made a part hereof (the "REAL ESTATE");

         2.2. Any and all buildings and improvements now or hereafter erected on, under or over the Real Estate (the "IMPROVEMENTS");

         2.3. Any and all fixtures and other articles of real property, belonging to Mortgagor, at any time now or hereafter installed in, attached to or situated in or upon the Real Estate, or the buildings and improvements now or hereafter erected thereon, or used or intended to be used in connection with the Real Estate, or in the operation of the buildings and improvements, plant or dwelling situate thereon, whether or not such real property is or shall be affixed thereto, and all replacements, substitutions and proceeds of the foregoing (all of the foregoing herein called the "SERVICE EQUIPMENT"), including without limitation (but not employed in Mortgagor's ordinary couse of business): (i) all appliances, furniture and furnishings; all articles of interior decoration, floor, wall and window coverings; all office, restaurant, bar, kitchen and laundry fixtures, utensils, appliances and equipment; all storm and screen windows, shutters, doors, decorations, awnings, shades, blinds, signs, trees, shrubbery and other plantings; (ii) all building service fixtures; all lighting, heating, ventilating, air conditioning, refrigerating, sprinkling, plumbing, security, irrigating, cleaning, incinerating, waste disposal, communications, alarm, fire prevention and extinguishing systems, fixtures; all elevators, escalators, lifts, cranes, hoists and platforms; all pipes, conduits, pumps, boilers, tanks, motors, engines, furnaces and compressors; all dynamos, transformers and generators; (iii) all building materials, building machinery and building equipment delivered on site to the Real Estate during the course of, or in connection with any construction or repair or renovation of the buildings and improvements; (iv) all parts, fittings, accessories, accessions, substitutions and replacements therefor and thereof; and (v) all files, books, ledgers, reports and records relating to any of the foregoing;

         2.4. Any and all leases, subleases, tenancies, licenses, occupancy agreements or agreements to lease all or any portion of the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises and all extensions, renewals, amendments, modifications and replacements thereof, and any options, rights of first refusal or guarantees relating thereto (collectively, the "LEASES"); all rents, income, receipts, revenues, security deposits, escrow accounts, reserves, issues, profits, awards and payments of any kind payable under the Leases or otherwise arising from the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance and deficiency rents (collectively, the "RENTS"); all of the following personal property (collectively referred to as the "CONTRACTS"): all accounts, general intangibles and contract rights (including any right to payment thereunder, whether or not earned by performance) of any nature relating to the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises or the use, occupancy, maintenance, construction, repair or operation thereof; all management agreements, franchise agreements, utility agreements and deposits, building service contracts, maintenance contracts, construction contracts and architect's agreements; all maps, plans, surveys and specifications; all warranties and guaranties; all permits, licenses and approvals; and all insurance policies, books of account and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale or operation of the Real Estate, Improvements, Service Equipment or all or any other portion of the Mortgaged Premises;

         2.5. Any and all estates, rights, tenements, hereditament, privileges, easements, reversions, remainders and appurtenances of any kind benefitting or appurtenant to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises; all means of access to and from the Real Estate, Improvements or all or any other portion of the Mortgaged Premises, whether public or private; all streets, alleys, passages, ways, water courses, water and mineral rights relating to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises; all rights of Mortgagor as declarant or unit owner under any declaration of condominium or association applicable to the Real Estate, Improvements or all or any other portion of the Mortgaged Premises including, without limitation, all development rights and special declarant rights; and all other claims or demands of Mortgagor, either at law or in equity, in possession or expectancy of, in, or to the Real Estate,





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Improvements or all or any other portion of the Mortgaged Premises (all of the foregoing described in this Section 2.5 herein called the "APPURTENANCES"); and

         2.6. Any and all "proceeds" of any of the above-described Real Estate, Improvements, Service Equipment, Leases, Rents, Contracts and Appurtenances, which term "proceeds" shall have the meaning given to it in the New York Uniform Commercial Code (collectively, the "PROCEEDS") and shall additionally include whatever is received upon the use, lease, sale, exchange, transfer, collection or other utilization or any disposition or conversion of any of the Real Estate, Improvements, Service Equipment, Leases, Rents, Contracts and Appurtenances, voluntary or involuntary, whether cash or non-cash, including proceeds of insurance and condemnation awards, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and inventory.

         TO HAVE AND TO HOLD the above granted and conveyed Mortgaged Premises unto and to the proper use and benefit of Mortgagee, its successors and assigns, forever.

3.       FUTURE ADVANCES.
         ---------------

         This Mortgage shall secure any and all present or future advances and readvances under the Liabilities made by Mortgagee to or for the benefit of Mortgagor or the Mortgaged Premises, including, without limitation: (i) principal, interest, late charges, fees and other amounts due under the Liabilities or this Mortgage; (ii) all advances by Mortgagee to Mortgagor or any other person to pay costs of erection, construction, alteration, repair, restoration, maintenance and completion of any improvements on the Mortgaged Premises; (iii) all advances made or costs incurred by Mortgagee for the payment of real estate taxes, assessments or other governmental charges, maintenance charges, insurance premiums, appraisal charges, environmental inspection, audit, testing or compliance costs, and costs incurred by Mortgagee for the enforcement and protection of the Mortgaged Premises or the lien of this Mortgage; and (iv) all legal fees, costs and other expenses incurred by Mortgagee by reason of any default or otherwise in connection with the Liabilities, PROVIDED, HOWEVER, that the maximum principal sum secured by this Mortgage, or which under any contingency may be secured hereby at any time in the future, shall not exceed the principal sum state in Section 1 above. Mortgagor agrees that if, at any time during the term of this Mortgage or following a foreclosure hereof, Mortgagor fails to perform or observe any covenant or obligation under this Mortgage including, without limitation, payment of any of the foregoing, Mortgagee may (but shall not be obligated to) take such steps as are reasonably necessary to remedy any such nonperformance or nonobservance for the account and at the expense of Mortgagor, and may enter upon the Mortgaged Premises for such purpose and take all such action thereon as, in Mortgagee's opinion, may be necessary or appropriate thereof. No such entry and no such action shall be deemed an eviction of any tenant of the Mortgaged Premises or any part thereof. All amounts advanced by Mortgagee shall be added to the amount secured by this Mortgage and the other Loan Documents, and shall be due and payable on demand, together with interest at four percent (4%) per annum above the rate of interest then in effect under the Note, such interest to be calculated from the date of such advance to the date of repayment thereof. Mortgagor's obligations hereunder shall be continuing and shall survive notwithstanding a foreclosure of this Mortgage.

4.       ASSIGNMENT OF LEASES.
         --------------------

         4.1. Mortgagor hereby assigns to Mortgagee, as further security for the payment of the Liabilities, all Leases and Rents. Mortgagor shall, upon demand, deliver to Mortgagee an executed copy of each such Lease. This assignment shall continue in effect until the Liabilities are paid in full and this Mortgage is canceled or discharged of record; however, so long as no Event of Default (as defined below) exists, Mortgagor shall have a license to collect, and may retain, use and enjoy the Rents as they become due, but not prior to accrual, subject to the terms and conditions set forth in the Assignment of Leases. Such license granted to Mortgagor shall be immediately revoked without further notice or demand upon the occurrence of an Event of Default.

         4.2. Mortgagor shall timely perform all of its obligations under the Leases. Mortgagor represents and warrants that: (i) there are no leases or agreements to lease all or any part of the Real Estate now in effect, except those specifically set forth in, and assigned to Mortgagee by, the Assignment of Leases; and (ii) there is no assignment or pledge of any rents, issues or profits of or from the Mortgaged Premises now in effect, except pursuant to the Assignment of Leases, and





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Mortgagor shall not make any assignment or pledge thereof to anyone other than
Mortgagee until the satisfaction in full of the Liabilities.

         4.3. Mortgagor shall not, without the prior written consent of Mortgagee with respect to any part of the Mortgaged Premises in excess of 10,000 square feet: (i) enter into any lease of all or any portion of the Mortgaged Premises; (ii) amend, modify, terminate or accept a surrender of any Lease; or (iii) collect or accept rent from any tenant of the Mortgaged Premises for a period of more than one month in advance. Reference is hereby made for purposes of this Section 4.3 to Section 291-f of the Real Property Law of the State of New York.

5.       SECURITY AGREEMENT.
         ------------------

         This Mortgage constitutes a security agreement under the New York Uniform Commercial Code (the "CODE") and shall be deemed to constitute a fixture financing statement. Mortgagor hereby grants to Mortgagee a security interest in the property included in the Mortgaged Premises, and all replacements of, substitutions for, and additions to, such property, and the proceeds thereof. Mortgagor shall, at Mortgagor's own expense, execute, deliver, file and refile any financing or continuation statements or other security agreements Mortgagee may require from time to time to perfect, confirm or maintain the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for or on behalf of Mortgagor at Mortgagor's expense, which appointment, being for security, is coupled with an interest and shall be irrevocable.

6.       REPRESENTATIONS, WARRANTIES AND COVENANTS.
         -----------------------------------------

         6.1. PAYMENT AND PERFORMANCE. Mortgagor shall (i) pay to Mortgagee all sums required to be paid by Mortgagor under the Loan Documents, in accordance with their stated terms and conditions; (ii) perform and comply with all terms, conditions and covenants set forth in each of the Loan Documents by which Mortgagor is bound; and (iii) perform and comply with all of Mortgagor's obligations and duties as landlord under any Leases.

         6.2. SEISIN AND WARRANTY. Mortgagor is seized of an indefeasible estate in fee simple in, and warrants the title to, the Mortgaged Premises; has good and valid title to all rents, issues and profits therefrom, and has the right, full power and lawful authority to grant, convey and assign the same to Mortgagee in the manner and form set forth herein; and this Mortgage is a valid and enforceable first lien on the Mortgaged Premises. Mortgagor hereby covenants that Mortgagor shall (i) preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against all lawful claims whatsoever; and (ii) execute, acknowledge and deliver all such further documents or assurances, and cause to be done all such further acts as may at any time hereafter be required by Mortgagee to protect fully the lien of this Mortgage.

         6.3. INSURANCE. (a) Mortgagor shall obtain and maintain at all times throughout the term of this Mortgage the following insurance in amounts, with deductibles and with companies satisfactory to Mortgagee from time to time: (i) comprehensive general public liability insurance covering all operations of Mortgagor; (ii) "All-Risk" fire and extended coverage hazard insurance (together with vandalism and malicious mischief endorsements) in an aggregate amount not less than 100% of the full insurable replacement value of the Mortgaged Premises, including coverage for loss of contents owned by Mortgagor; (iii) during the course of any construction, reconstruction, remodeling or repair of improvements on the Mortgaged Premises, builders' all-risk extended coverage insurance in amounts based upon the completed replacement value of the improvements (excluding roads, foundations, parking areas, paths, walkways and like improvements), including coverage for loss of contents and endorsed to provide that occupancy by any person shall not void such coverage; (iv) if the Mortgaged Premises are required to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, flood insurance in an amount at least equal to the lesser of the outstanding principal balance of this Mortgage or the maximum limit of coverage available;
(v) insurance which complies with the workers' compensation and employers' liability laws of all states in which Mortgagor shall have employees; (vi) business interruption and/or rental loss insurance sufficient to pay, for a period of not less than six (6) months, normal operating expenses of or gross income from the Mortgaged Premises; (vii) boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment in such amounts as Mortgagee shall require from time to time,





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provided that the Mortgaged Premises contains equipment of such nature; and
(viii) such other insurance as Mortgagee may reasonably require.

                 (b) Each insurance policy required under this Section 6.3. shall be written by an insurance company authorized or licensed to do business in New York having an Alfred M. Best Company, Inc. rating of A or higher and a financial size category of not less than VII, and shall be on such forms and written by such companies as shall be reasonably approved by Mortgagee.

                 (c) Each insurance policy required under this Section 6.3. providing insurance against loss or damage to property, business interruption or rent loss shall be written or endorsed so as to (i) name Mortgagee as mortgagee under a New York non-contributory standard mortgagee endorsement, or its equivalent; and (ii) make all losses payable directly to Mortgagee, without contribution.

                 (d) Each insurance policy required under this Section 6.3. providing public liability coverage shall be written and endorsed so as to name Mortgagee as a certificate holder with thirty (30) days prior written notice of cancellation.

                 (e) Each insurance policy required under this Section 6.3. shall contain a provision (i) requiring the insurer to notify Mortgagee, in writing and at least thirty (30) days in advance, of any cancellation or material change in the policy; (ii) waiving all rights of setoff, counterclaim, deduction or subrogation against Mortgagor; and (iii) excluding Mortgagee from the operation of any coinsurance clause, or, alternatively, stating that the amount of insurance is sufficient to exclude the insured from the operation of any co-insurance clause.

                 (f) At least thirty (30) days prior to the expiration of any insurance policy, Mortgagor shall furnish evidence satisfactory to Mortgagee that such policy has been renewed or replaced or is no longer required by this
Section 6.3.

                 (g) Mortgagor shall not take out any separate or additional insurance with respect to the Mortgaged Premises which is contributing in the event of loss unless approved by Mortgagee and in conformity with the requirements of this Section 6.3.

                 (h) Notwithstanding the foregoing, in the event that Mortgagor fails to maintain insurance in accordance with this Section 6.3., and Mortgagee elects to obtain insurance to protect its interests hereunder, Mortgagee may obtain insurance in any amount and of any type Mortgagee deems appropriate to protect Mortgagee's interest only and Mortgagee shall have no duty or obligation to Mortgagor to maintain insurance in any greater amount or of any other type for the benefit of Mortgagor. All insurance premiums incurred or paid by Mortgagee shall be at Mortgagor's sole cost and expense in accordance with Section 3 hereof. Mortgagee's election to obtain insurance shall not be deemed to waive any Event of Default (as hereinafter defined) hereunder.

                 (i) In the event of any conflict, inconsistency or ambiguity between the provisions of this Section 6.3 and the provisions of subsection 4 of Section 254 of the Real Property Law of the State of New York covering the insurance of buildings against loss by fire, the provisions of this Section 6.3 shall control.

         6.4 TAXES AND OTHER CHARGES. Mortgagor shall prepare and timely file all federal, state and local tax returns required to be filed by Mortgagor and promptly pay and discharge all taxes, assessments, water and sewer rents, and other governmental charges imposed upon Mortgagor, the Mortgaged Premises or on any of Mortgagor's other property when due, but in no event after interest or penalties commence to accrue thereon or become a lien upon such property, except for those taxes, assessments, water and sewer rents, or other governmental charges then being contested in good faith by Mortgagor by appropriate proceedings and for which Mortgagor has established on its books or by deposit of cash with Mortgagee, at the option of Mortgagee, a reserve for the payment thereof in such amount as Mortgagee may require, and so long as such contest: (i) operates to prevent collection, stay any proceedings which may be instituted to enforce payment of such item, and prevent a sale of the Mortgaged Premises to pay such item; (ii) is maintained and prosecuted with due diligence; and (iii) shall not have been terminated or discontinued adversely to Mortgagor. Mortgagor shall submit to Mortgagee, upon request, an affidavit signed by Mortgagor certifying that all federal, state and local tax returns have been filed to date and all taxes, assessments, water and sewer rents, and other governmental charges with respect to Mortgagor's properties have been paid to date.





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         6.5.    ESCROWS.  If required by Mortgagee, Mortgagor shall pay to
Mortgagee at the time of each installment of principal and interest due under the Note, and commencing with the first payment due after the date of such request, a sum equal to (a) the amount of the next installment of taxes and assessments levied or assessed against the Mortgaged Premises, and/or (b) the premiums which will next become due on the insurance policies required by this Mortgage, all in amounts as estimated by Mortgagee, less all sums already paid therefor or deposited with Mortgagee for the payment thereof, divided by the number of payments to become due before one (1) month prior to the date when such taxes and assessments and/or premiums, as applicable, will become due, such sums to be held by Mortgagee to pay the same when due. If such escrow funds are not sufficient to pay such taxes and assessments and/or insurance premiums, as applicable, as the same become due, Mortgagor shall pay to Mortgagee, upon request, such additional amounts as Mortgagee shall estimate to be sufficient to make up any deficiency. No amount paid to Mortgagee hereunder shall be deemed to be trust funds but may be commingled with general funds of Mortgagee and no interest shall be payable thereon. Upon the occurrence of an Event of Default, Mortgagee shall have the right, at its sole discretion, to apply any amounts so held against the Liabilities. If Mortgagor is not required to pay tax escrows pursuant to this Section 6.5., Mortgagor shall promptly provide to Mortgagee on a quarterly basis, copies of receipted tax bills, cancelled checks or other evidence satisfactory to Mortgagee evidencing that such taxes and assessments have been timely paid.

         6.6. TRANSFER OF TITLE. Without the prior written consent of Mortgagee in each instance, Mortgagor shall not cause or permit any transfer of the Mortgaged Premises or any part thereof, whether voluntarily, involuntarily or by operation of law, nor shall Mortgagor enter into any agreement or transaction to transfer, or accomplish in form or substance a transfer, of the Mortgaged Premises. A "TRANSFER" of the Mortgaged Premises includes: (i) the direct or indirect sale, transfer or conveyance of the Mortgaged Premises or any portion thereof or interest therein; (ii) the execution of an installment sale contract or similar instrument affecting all or any portion of the Mortgaged Premises; and (iii) an agreement by Mortgagor leasing all or a substantial part of the Mortgaged Premises for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of or the grant of a security interest in and to any Leases.

         Notwithstanding the provisions of this Section 6.6, Mortgagor shall be permitted to (A) create wholly-owned subsidiaries in connection with acquisitions and (B) effect mergers that do not involve a change of control, including mergers of a wholly-owned subsidiary with or into Mortgagor or to effect a change in Mortgagor's state of incorporation.

         6.7. NO ENCUMBRANCES. (a) Mortgagor shall not create or permit to exist any mortgage, pledge, lien, security interest (including, without limitation, a purchase money security interest), on the Mortgaged Premises or an encumbrance, attachment, levy, distraint or other judicial process in excess of $100,000.00 on or against the Mortgaged Premises or any part thereof (including, without limitation and fixtures), whether superior or inferior to the lien of this Mortgage, without the prior written consent of Mortgagee. If any lien or encumbrance is filed or entered without Mortgagor's consent, Mortgagor shall have it released, bonded, satisfied, vacated dismissed or stayed within thirty (30) days after it is filed or entered.

                 (b) By placing or accepting a mortgage, lien or encumbrance of any type, whether voluntary or involuntary, against the Mortgaged Premises, the holder thereof shall be deemed to have agreed, without any further act or documentation being required, that its mortgage, lien or encumbrance shall be subordinate in lien priority to this Mortgage and to any future amendments, consolidations or extensions hereof (including, without limitation, amendments which increase the interest rate on the Note, extend the term of the Liabilities, provide for future advances secured by this Mortgage, or provide for the release of portions of the Mortgaged Premises with or without consideration).

                 (c) The holder of any subordinate mortgage or other lien, whether or not consented to by Mortgagee, expressly agrees by acceptance of such subordinate mortgage or other lien that it waives and relinquishes any rights it may have, whether under a legal theory of marshalling of assets or any other theory at law or in equity, to restrain Mortgagee from, or recover damages from Mortgagee as a result of, Mortgagee exercising its various remedies hereunder or under any other documents evidencing or securing the Liabilities, in such order and with such timing as Mortgagee deems appropriate in its sole discretion.





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
                 (d) Mortgagee may, at any time or from time to time, renew, extend or increase the amount of this Mortgage, alter or modify the terms hereof or of the Note in any way, waive any of the terms, covenants or conditions hereof or of the Note in whole or in part, release any portion of the Mortgaged Premises or any other security, and grant such extensions and indulgences in relation to the Liabilities as Mortgagee may determine, without the consent of any junior lienor or encumbrancer or any obligation to give notice of any kind thereto, and without in any manner affecting the priority or the lien hereof on all or any part of the Mortgaged Premises.

         6.8. REMOVAL OF FIXTURES. Mortgagor shall not remove or permit to be removed from the Mortgaged Premises any fixtures presently or in the future owned by Mortgagor as the term "fixtures" is defined by the law in New York (unless such fixtures have been replaced with similar fixtures of equal or greater utility and value or have been removed for safety or health reasons).

         6.9.    MAINTENANCE AND REPAIR; ALTERATIONS.       (a)  Mortgagor
shall (i) abstain from and not permit the commission of waste in or about the Mortgaged Premises; (ii) keep the Mortgaged Premises, at Mortgagor's own cost and expense, in good and substantial repair, working order and condition; (iii) make or cause to be made, as and when necessary, all repairs and replacements, whether or not insurance proceeds are available therefor; and (iv) except with respect to the renovation of the parking lot area of the Mortgaged Premises, not remove, demolish, materially alter, discontinue the use of, permit to become vacant or deserted, or otherwise dispose of all or any part of the Mortgaged Premises. All alterations, replacements, renewals or additions made pursuant to this Section 6.9. shall automatically become a part of the Mortgaged Premises and shall be covered by the lien of this Mortgage.

                 (b) Mortgagee, and any persons authorized by Mortgagee, shall have the right, but not the obligation, to enter upon the Mortgaged Premises at any reasonable time to inspect and photograph its condition and state of repair. In the event any such inspection reveals, in the sole discretion of Mortgagee, the necessity for any repair, alteration, replacement, clean-up or maintenance, Mortgagor shall, at the sole reasonable discretion of Mortgagee, either: (i) cause such work to be effected immediately; or (ii) promptly establish an interest bearing reserve fund with Mortgagee in an amount determined by Mortgagee for the purpose of effecting such work.

         6.10. COMPLIANCE WITH APPLICABLE LAWS. Mortgagor agrees to observe, conform and comply, and to endeavor to cause its tenants to observe, conform and comply with all federal, state, county, municipal and other governmental or quasi-governmental laws, rules, regulations, ordinances, codes, requirements, covenants, conditions, orders, licenses, permits, approvals and restrictions, including without limitation, the Americans with Disabilities Act of 1990 (collectively, the "LEGAL REQUIREMENTS"), now or hereafter affecting all or any part of the Mortgaged Premises, its occupancy or the business or operations now or hereafter conducted thereon and the personalty contained therein, within such time as required by such Legal Requirements. Mortgagor represents and warrants that it has caused the Mortgaged Premises to be designed, and the Mortgaged Premises currently is, in compliance with all Legal Requirements applicable to the Mortgaged Premises. Mortgagor further represents and warrants that any funds used to acquire the Mortgaged Premises were not obtained in violation of any Legal Requirements, and that such funds, including any Loan proceeds, are not being used and are not intended to be used to facilitate any violations of any Legal Requirements.

         6.11. DAMAGE, DESTRUCTION AND CONDEMNATION. (a) If all or any part of the Mortgaged Premises shall be damaged or destroyed, or if title to or the temporary use of the whole or any part of the Mortgaged Premises shall be taken or condemned by a competent authority for any public or quasi-public use or purpose, there shall be no abatement or reduction in the amounts payable by Mortgagor under the Loan Documents and Mortgagor shall continue to be obligated to make such payments.

                 (b) If all or any part of the Mortgaged Premises is partially or totally damaged or destroyed, Mortgagor shall give prompt notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor. Mortgagor hereby authorizes and directs any affected insurance company to make payment under such insurance, including return of unearned premiums, to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee as Mortgagor's attorney-in-fact to endorse any draft thereof, which appointment, being for security, is coupled with an interest and irrevocable. Mortgagee is hereby authorized and empowered by Mortgagor to settle, adjust or compromise, in consultation with Mortgagor, any claims for loss, damage or destruction to the Mortgaged Premises. Mortgagor shall pay all costs of collection of insurance proceeds payable on account of such damage or destruction. Mortgagor shall have no claim against the insurance proceeds, or be entitled to any portion thereof, and all rights to the insurance proceeds are hereby assigned to Mortgagee as additional security for payment of the Liabilities. Mortgagee shall have the option, in its sole discretion, of paying or applying all or any part of the insurance proceeds to: (i) reduction of the Liabilities; (ii) restoration, replacement or repair of the Mortgaged Premises in accordance with Mortgagee's standard construction loan disbursement conditions and requirements; or (iii) Mortgagor.

                 (c) Immediately upon obtaining knowledge of the institution of any proceeding for the condemnation of all or any part of the Mortgaged Premises, Mortgagor shall give notice to Mortgagee. Mortgagor shall, at its sole cost and expense, diligently prosecute any such proceeding and shall consult with Mortgagee, its attorneys and experts, and shall cooperate with it in the defense of any such proceeding. Mortgagee may participate in any such proceeding and Mortgagor shall from time to time deliver to Mortgagee all instruments requested by it to permit such participation. Mortgagor shall not, without Mortgagee's prior written consent, enter into any agreement (i) for the taking or conveyance in lieu thereof of all or any part of the Mortgaged Premises, or (ii) to compromise, settle or adjust any such proceeding. Mortgagor shall not, without Mortgagee's prior written consent, enter into any agreement for the taking or conveyance in lieu thereof of all or any part of the Mortgaged Premises. All awards and proceeds of condemnation are hereby assigned to Mortgagee, and Mortgagor, upon request by Mortgagee, agrees to make, execute and deliver any additional assignments or documents necessary from time to time to enable Mortgagee to collect the same. Such awards and proceeds shall be paid or applied by Mortgagee, in its sole discretion, to:
(i) reduction of the Liabilities; (ii) restoration, replacement or repair of the Mortgaged Premises in accordance with Mortgagee's standard construction loan disbursement conditions and requirements; or (iii) Mortgagor.

                 (d) Nothing is this Section 6.11. shall relieve Mortgagor of its duty to repair, restore, rebuild or replace the Mortgaged Premises following damage or destruction or partial condemnation if no or inadequate insurance proceeds or condemnation awards are available to defray the cost of repair, restoration, rebuilding or replacement.

                 (e) In the event of any conflict, inconsistency or ambiguity between the provisions of this Section 6.11 and the provisions of subsection 4 of Section 254 of the Real Property Law of the State of New York covering the insurance of buildings against loss by fire, the provisions of this Section
6.11 shall control.

                 (f) Notwithstanding the provisions of the subparagraphs above, in the event that all or any part of the Mortgaged Premises is damaged by fire or other casualty, and Mortgagor promptly notifies Mortgagee of its desire to repair and restore the same, then provided that the following terms and conditions are and remain fully satisfied by Mortgagor, Mortgagee shall disburse insurance proceeds for repair and restoration of the Mortgaged Premises against completed work in accordance with Mortgagee's standard construction loan disbursement conditions and requirements (which may be contained in an agreement which Mortgagee may require Mortgagor to sign); otherwise, and to the extent of any excess proceeds, Mortgagee shall have the right to apply the proceeds toward reduction of the Liabilities:

                          (i)       no Event of Default or event which, with
the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents shall have occurred;

                          (ii)      Mortgagor shall have delivered evidence
satisfactory to Mortgagee that the Mortgaged Premises can be fully repaired and restored at least 6 months prior to the maturity of the Note;

                          (iii)     the work is performed under a fixed price
or guaranteed maximum price contract satisfactory to Mortgagee in accordance with plans and specifications satisfactory to Mortgagee and in compliance with all Legal Requirements;

                          (iv)      Mortgagor shall have deposited with
Mortgagee for disbursement in connection with the restoration the greater of:
(1) the applicable deductible under the insurance policies covering the loss; or (2) the amount by which the cost of restoration of the Mortgaged

Premises to substantially the same value, condition and character as existed prior to such damage is estimated by Mortgagee to exceed the net insurance proceeds available for restoration; and

                          (v)       Mortgagor has paid as and when due all of
Mortgagee's costs and expenses incurred in connection with the collection and disbursement of insurance proceeds, including without limitation, inspection, monitoring, engineering and legal fees. If not paid on demand, and at Mortgagee's option, such costs may be deducted from the disbursements made by Mortgagee or added to the sums secured by this Mortgage in accordance with the provisions of Section 3 hereof.

         6.12.   REQUIRED NOTICES.  Mortgagor shall notify Mortgagee within ten
(10) days of: (i) receipt of any notice from any governmental or quasi-governmental authority relating to the structure, use or occupancy of the Mortgaged Premises and alleging a violation of any Legal Requirement; (ii) a substantial change in the occupancy or use of all or any part of the Mortgaged Premises; (iii) receipt of any notice from the holder of any lien or security interest in all or any part of the Mortgaged Premises in excess of $100,000.00;
(iv) commencement of any litigation affecting or potentially affecting the financial ability of Mortgagor in excess of $100,000.00 or the value of the Mortgaged Premises; (v) a pending or threatened condemnation of all or any part of the Mortgaged Premises; (vi) a fire or other casualty causing damage to all or any part of the Mortgaged Premises; (vii) receipt of any notice with regard to any Release of Hazardous Substances (as such terms are defined in Section
9.2. hereof) or any other environmental matter affecting the Mortgaged Premises or Mortgagor's interest therein; (viii) receipt of any request for information, demand letter or notification of potential liability from any entity relating to potential responsibility for investigation or clean-up of Hazardous Substances on the Mortgaged Premises or at any other site owned or operated by Mortgagor; (ix) receipt of any notice from any tenant of all or any part of the Mortgaged Premises alleging a default, failure to perform or any right to terminate its lease or to set-off rents; or (x) receipt of any notice of the imposition of, or of threatened or actual execution on, any lien on or security interest in all or any part of the Mortgaged Premises.

         6.13. NO CREDITS ON ACCOUNT OF THE LIABILITIES. Mortgagor shall not claim or demand or be entitled to any credit on account of the Liabilities for any part of the taxes paid with respect to the Mortgaged Premises or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Premises, or any part thereof, by reason of this Mortgage.

         6.14. BOOKS AND RECORDS. Mortgagor shall keep and maintain complete and accurate books and records in accordance with generally accepted accounting principles consistently applied, reflecting all of the financial affairs of Mortgagor and all items of income and expense in connection with the operation of the Mortgaged Premises. Mortgagor shall permit representatives of Mortgagee to examine and audit Mortgagor's (and its parent's and its subsidiaries') books and records, to inspect Mortgagor's facilities and properties, and to discuss Mortgagor's financial condition and the contents of Mortgagor's financial statements with Mortgagor's accountants.

         6.15. RIGHT TO REAPPRAISE. Mortgagee shall have the right to conduct or have conducted by an independent appraiser acceptable to Mortgagee appraisals of the Mortgaged Premises in form and substance satisfactory to Mortgagee at the sole cost and expense of Mortgagor; PROVIDED, HOWEVER, that Mortgagor shall not be obligated to bear the expense of such appraisals so long as (i) no Event of Default exists, and (ii) such appraisals are not required by applicable law, rule or regulation or the interpretation or administration thereof by any governmental authority or comparable agency charged with the interpretation or administration thereof. The cost of such appraisals, if chargeable to Mortgagor as aforesaid, shall be added to the Liabilities and shall be secured by this Mortgage in accordance with the provisions of Section 3 hereof.

         6.16. PAYMENT OF CONSTRUCTION COSTS. All costs arising from construction of any improvements erected on, under or over the Real Estate and the purchase of all equipment located on the Mortgaged Premises have been paid in full.

         6.17. RECORDATION. Mortgagor, at its expense, will at all times cause this Mortgage, and any and all supplements or amendments thereto, to be recorded, registered and filed in such manner and in such places, and will pay all such recording, registration, filing fees and other charges, and will comply with all such statutes and regulations as may be required by law in order to establish, preserve, perfect and protect the lien of this Mortgage as a valid, direct mortgage lien and priority perfected security interest in the Mortgaged Premises. Mortgagor will pay or cause to be paid, and will indemnify

Mortgagee in respect of, all taxes (including interest and penalties) at any time payable in connection with the filing and recording of this Mortgage and any and all supplements and amendments thereto.

7. DECLARATION OF NO OFFSET. Mortgagor represents to Mortgagee that Mortgagor has no knowledge of any offsets, counterclaims or defenses to the Liabilities either at law or in equity. Mortgagor shall, within three (3) days upon request in person or within seven (7) days upon request by mail, furnish to Mortgagee or Mortgagee's designee a written statement in form satisfactory to Mortgagee stating the amount due under the Liabilities and whether there are offsets or defenses against the same, and if so, the nature and extent thereof.

8.       CHANGE IN LAWS.
         --------------

         In the event of the passage, after the date of this Mortgage, of any law changing in any way the laws now in force for the taxation of mortgages or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes, so as to affect the interest of Mortgagee or impose upon Mortgagee the obligation to pay the whole or any part of any taxes, assessments, charges or liens ("CHARGES") herein required to be paid by Mortgagor, then Mortgagor shall pay the full amount of the Charges; provided that if payment by Mortgagor of any Charges would be unlawful or usurious, Mortgagee may, at Mortgagee's option: (i) declare the Liabilities to be immediately due and payable; or (ii) pay that portion of the Charges as renders the Liabilities unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful and nonusurious portion of said Charges.

9.       ENVIRONMENTAL MATTERS.
         ---------------------

         9.1. DEFINITIONS. For purposes of this Section 9, "APPLICABLE ENVIRONMENTAL LAWS" shall mean any and all existing or future federal, state and local statutes, ordinances, regulations, rules, executive orders, standards and requirements, including the requirements imposed by common law, concerning or relating to industrial hygiene and the protection of health and the environment including, without limitation: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 ET SEQ. ("CERCLA"); (ii) the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. 6901 ET SEQ. ("RCRA"); (iii) the Clean Air Act, as amended, 42 U.S.C. 7901 ET SEQ.; (iv) the Clean Water Act, as amended, 33 U.S.C. 1251 ET SEQ.; (v) the Hazardous Materials Transportation Act, as amended, 49 U.S.C. 1801 ET SEQ.; and (vi) the New York Environmental Conservation Law, as amended, ("ECL"). Any terms mentioned in this Section 9 which are defined in any Applicable Environmental Law shall have the meanings ascribed to such terms in said laws; provided, however, that if any of such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

         9.2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Mortgagor represents, warrants, covenants and agrees as follows:

                 (a) Neither Mortgagor nor the Mortgaged Premises or any occupant thereof are in violation of or subject to any existing, pending or to the best of its knowledge threatened investigation or inquiry by any governmental authority pertaining to any Applicable Environmental Law. Mortgagor shall not cause or permit the Mortgaged Premises to be in violation of, or do anything which would subject the Mortgaged Premises to any remedial obligations under, any Applicable Environmental Law, and shall promptly notify Mortgagee in writing of any existing, pending or to the best of its knowledge threatened investigation or inquiry by any governmental authority in connection with any Applicable Environmental Law. In addition, Mortgagor shall provide Mortgagee with copies of any and all material written communications with any governmental authority in connection with any Applicable Environmental Law, concurrently with Mortgagor's giving or receiving of same.

                 (b) There are no underground storage tanks, except certain oil heating tanks, radon, asbestos materials, polychlorinated biphenyls or urea formaldehyde insulation present at or installed in the Mortgaged Premises. Mortgagor covenants and agrees that if any such materials are found to be present at the Mortgaged Premises, Mortgagor shall remove or remediate the same promptly upon discovery at its sole cost and expense.

                 (c) Mortgagor has taken all steps necessary to determine and has determined that there has been no release, spill, discharge, leak, disposal or emission (individually a "RELEASE" and collectively, "RELEASES") of any Hazardous Material, Hazardous Substance or Hazardous Waste, including gasoline, petroleum products, explosives, toxic substances, solid wastes and radioactive materials (collectively, "HAZARDOUS SUBSTANCES") at, upon, under or within the Mortgaged Premises. The use which Mortgagor or any other occupant of the Mortgaged Premises makes or intends to make of the Mortgaged Premises will not result in Release of any Hazardous Substances on or to the Mortgaged Premises. During the term of this Mortgage, Mortgagor shall take all steps necessary to determine whether there has been a Release of any Hazardous Substances on or to the Mortgaged Premises and if Mortgagor finds a Release has occurred, Mortgagor shall remove or remediate the same promptly upon discovery at its sole cost and expense.

                 (d) None of the real property owned and/or occupied by Mortgagor and located in the State of New York, including without limitation, the Mortgaged Premises, has ever been used by the present or previous owners and/or operators or will be used in the future to refine, produce, store, handle, transfer, process, transport, generate, manufacture, heat, treat, recycle or dispose of Hazardous Substances except in the ordinary course of its business.

                 (e) Mortgagor has not received any notice of violation, request for information, summons, citation, directive or other communication, written or oral, from the New York Department of Environmental Conservation or the United States Environmental Protection Agency concerning any intentional or unintentional act or omission on Mortgagor's or any occupant's part resulting in the Release of Hazardous Substances except in the ordinary course of its business.

                 (f) To the best of its knowledge, the Mortgaged Premises are not located within a "freshwater wetlands" as defined by ECL 24-0107, or the rules and regulations promulgated thereunder.

                 (g) The real property owned and/or occupied by Mortgagor and located in the State of New York, including without limitation, the Mortgaged Premises: (i) are being and have been operated in compliance with all Applicable Environmental Laws, and all permits required thereunder have been obtained and complied with in all respects; and (ii) do not have any Hazardous Substances present excepting such quantities of petroleum and chemical products, in proper storage containers, as are necessary for the operation of the commercial business of Mortgagor and its tenants, and the usual waste products therefrom ("PERMITTED SUBSTANCES").

                 (h) Mortgagor will and will cause its tenants to operate the Mortgaged Premises in compliance with all Applicable Environmental Laws and, other than Permitted Substances, will not place or permit to be placed any Hazardous Substances on the Mortgaged Premises.

                 (i) No lien has been attached to or threatened to be imposed upon any revenue or any real or personal property owned by Mortgagor, including without limitation, the Mortgaged Premises, and there is no basis for the imposition of any such lien based on any governmental action under Applicable Environmental Laws. Except in the ordinary course of its business, neither Mortgagor nor any other party has been, is or will be involved in operations at the Mortgaged Premises which could lead to the imposition of environmental liability on Mortgagor, or on any subsequent or former owner of the Mortgaged Premises, or the creation of an environmental lien on the Mortgaged Premises. In the event that any such lien is filed, Mortgagor shall, within (30) days from the date that the Mortgagor is given notice of such lien (or within such shorter period of time as is appropriate in the event that the State of New York or the United States has commenced steps to have the Mortgaged Premises sold), either: (i) pay the claim and remove the lien from the Mortgaged Premises; or (ii) furnish a cash deposit, bond or other security satisfactory in form and substance to Mortgagee in an amount sufficient to discharge the claim out of which the lien arises.

                 (j) In the event that Mortgagor shall cause or permit to exist a Release of Hazardous Substances without having obtained a permit issued by the appropriate governmental authorities, Mortgagor shall promptly clean up such Release in accordance with the provisions of all Applicable Environmental Laws.

         9.3. RIGHT TO INSPECT AND CURE. Mortgagee shall have the right to conduct or have conducted by its agents or contractors such environmental inspections, audits and tests as Mortgagee shall deem necessary or advisable from time to time at the sole cost and expense of Mortgagor; PROVIDED, HOWEVER, that Mortgagor shall not be obligated to bear the expense of such environmental inspections, audits and tests so long as (i) no Event of Default exists, and
(ii) Mortgagee has no cause to believe in its sole reasonable judgment that there has been a Release or threatened Release of Hazardous Substances at the Mortgaged Premises that cause Mortgagor or the Mortgaged Premises to be in violation of any Applicable Environmental Law. The cost of such inspections, audits and tests, if chargeable to Mortgagor as aforesaid, shall be added to the Liabilities and shall be secured by this Mortgage. Mortgagor shall, and shall endeavor to cause each tenant of the Mortgaged Premises to, cooperate with such inspection efforts; such cooperation shall include, without limitation, supplying all information requested concerning the operations conducted and Hazardous Substances located at the Mortgaged Premises. In the event that Mortgagor fails to comply with any Applicable Environmental Law, Mortgagee may, in addition to any of its other remedies under this Mortgage, cause the Mortgaged Premises to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Mortgage in accordance with the provisions of Section 3 hereof.

10.      INDEMNIFICATION.
         ---------------

         10.1. Mortgagor hereby indemnifies and agrees to protect, defend and hold harmless Mortgagee, any entity which "controls" Mortgagee, within the meaning of Section 15 of the Securities Act of 1933, as amended, or is under common control with Mortgagee, and any member, officer, director, official, agent, employee or attorney of Mortgagee, and their respective heirs, administrators, executors, successors and assigns (collectively, the "INDEMNIFIED PARTIES"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable attorneys' fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan Documents or the transactions contemplated therein (unless determined by a final judgment of a court of competent jurisdiction to have been caused solely by the gross negligence or willful misconduct of the Indemnified Parties) including, without limitation: (i) disputes with any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by Mortgagee in connection with the Mortgaged Premises; (ii) losses, damages (including consequential damages), expenses or liabilities sustained by Mortgagee in connection with any environmental inspection, monitoring, sampling or cleanup of the Mortgaged Premises required or mandated by any Applicable Environmental Law; (iii) any untrue statement of a material fact contained in information submitted to Mortgagee by Mortgagor or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; (iv) the failure of Mortgagor to perform any obligations herein required to be performed by Mortgagor; and (v) the ownership, construction, occupancy, operation, use or maintenance of the Mortgaged Premises.

         10.2. In case any action shall be brought against Mortgagee or any other Indemnified Party in respect to which indemnity may be sought against Mortgagor, Mortgagee or such other Indemnified Party shall promptly notify Mortgagor and Mortgagor shall assume the defense thereof, including the employment of counsel selected by Mortgagor and satisfactory to Mortgagee, the payment of all costs and expenses, and the right to negotiate and consent to settlement. The failure of Mortgagee to so notify Mortgagor shall not relieve Mortgagor of any liability it may have under the foregoing indemnification provisions or from any liability which it may otherwise have to Mortgagee or any of the other Indemnified Parties. Mortgagee shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof, all at Mortgagor's sole cost and expense. Mortgagor shall not be liable for any settlement of any such action effected without its consent (unless Mortgagor fails to defend such claim), but if settled with Mortgagor's consent, or if there be a final judgment for the claimant in any such action, Mortgagor agrees to indemnify and save harmless Mortgagee from and against any loss or liability by reason of such settlement or judgment.

         10.3. The provisions of this Section 10 shall survive the repayment of the Liabilities and the release or discharge of this Mortgage.


11.      EVENTS OF DEFAULT.
         -----------------

         Each of the following shall constitute a default (each, an "EVENT OF DEFAULT") hereunder:

         11.1. Non-payment when due of any sum required to be paid to Mortgagee under any of the Loan Documents, including without limitation, principal and interest;

         11.2. A breach of any covenant contained in Sections 6.3., 6.4., 6.6., 6.7. or 6.12. hereof;

         11.3. A breach by Mortgagor of any other term, covenant, condition, obligation or agreement under this Mortgage and the continuance of such breach for a period of thirty (30) days after written notice by Bank to Borrower;

         11.4.   An Event of Default under any of the other Loan Documents;

         11.5. Any intentional representation or warranty made by Mortgagor or in any Loan Document in or to induce Mortgagee to enter into the transactions contemplated hereunder shall prove to be materially false, incorrect or misleading in any material respect as of the date when made;

         11.6. The filing by or against Mortgagor of a petition seeking relief, or the granting of relief, under the Federal Bankruptcy Code or any similar federal or state statute which has not been dismissed within sixty (60) days after the filing of same; any assignment for the benefit of creditors made by Mortgagor, the appointment of a custodian, receiver, liquidator or trustee for Mortgagor or for any of the property of Mortgagor, or any action by Mortgagor to effect any of the foregoing; or if Mortgagor becomes insolvent (however defined) or is not paying its debts generally as they become due;

         11.7. The dissolution, liquidation, merger, consolidation or reorganization of Mortgagor or the institution of any proceeding to effect any of the foregoing, provided, however, Borrower may create operating subsidiaries of Borrower in connection with acquisition and (ii) effect mergers that do not involve a change of contract, including mergers of a wholly-owned subsidiary with or into Mortgagor or to effect a change in Mortgagor's state of incorporation;

         11.8. A material deterioration in the financial condition of Mortgagor or the occurrence of any event which, in the reasonable opinion of Mortgagee, impairs the financial responsibility of Mortgagor and their ability to repay the Liabilities;

         11.9. The filing, entry or issuance of any judgment, execution, garnishment, attachment, distraint or lien against Mortgagor (except for such liens granted by Mortgagor in favor of third party lenders in the ordinary course of business) or its property in excess of $100,000.00 and which is not released, bonded, satisfied, vacated, dismissed or stayed within thirty (30) days after the filing, entering or issuance of same;

         11.10. A default under any other obligation secured by the Mortgaged Premises or any part thereof; or

         11.11. A default under any other obligation by Mortgagor in favor of Mortgagee, or under any document securing or evidencing such obligation, whether or not such obligation is secured by the Mortgaged Premises, in excess of $100,000.00.

12.      REMEDIES.
         --------

         If an Event of Default shall have occurred, Mortgagee may take any of the following actions (without the obligation to marshall):

         12.1. ACCELERATION. Mortgagee may declare the entire amount of the Liabilities immediately due and payable, without presentment, demand, notice of any kind, protest or notice of protest, all of which are expressly waived, notwithstanding anything to the contrary contained in any of the Loan Documents. Mortgagee may collect interest from the date of default on the unpaid balance of the Liabilities, at the Default Rate (as defined and described in the Note). In addition, any and all accelerations of any portion of the remaining principal balance of the Liabilities (including, without limitation, foreclosure by Mortgagee under this Mortgage) shall be subject to the Prepayment Consideration (as defined and described in the Note), if any.

         12.2. POSSESSION. Mortgagee may enter upon and take possession of the Mortgaged Premises, with or without legal action, lease the Mortgaged Premises, collect therefrom all rentals and, after deducting all costs of collection and administration expense, apply the net rentals to any one or more of the following items in such manner and in such order of priority as Mortgagee, in Mortgagee's sole discretion, may elect: the payment of any sums due under any prior lien, taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, to the maintenance, repair or restoration of the Mortgaged Premises, to compensation, salaries, expenses and disbursements of Mortgagee's agents, attorneys, or any other representatives of Mortgagee, the receiver in connection with the possession, control and/or operation of the Mortgaged Premises and the business operations conducted therefrom, or on account of the Liabilities. Mortgagee is given full authority to do any act which Mortgagor could do in connection with the management and operation of the Mortgaged Premises. This covenant becomes effective either with or without any action brought to foreclose this Mortgage and without applying for a receiver of such rents. In addition to the foregoing, upon the occurrence of an Event of Default, Mortgagor shall pay monthly in advance to Mortgagee or to any receiver appointed to collect said rents the fair and reasonable rental value for Mortgagor's use and occupation of the Mortgaged Premises, and upon default in any such payment Mortgagor shall vacate and surrender the possession of the Mortgaged Premises to Mortgagee or to such receiver. If Mortgagor does not vacate and surrender the Mortgaged Premises then Mortgagor may be evicted by summary proceedings.

         12.3. FORECLOSURE. Mortgagee may institute any one or more actions of mortgage foreclosure against all or any part of the Mortgaged Premises, or take such other action available to Mortgagee at law, equity or by Contract for the enforcement of this Mortgage and realization on the security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the Liabilities, together with all future advances and any other sums due by Mortgagor in accordance with the provisions of this Mortgage, together with interest from the date of default at the Default Rate and all costs of suit and attorneys' fees. The unpaid balance of any judgment shall bear interest at the greater of
(a) the statutory rate, or (b) the Default Rate. Without limiting the foregoing, Mortgagee may foreclose this Mortgage and exercise its rights as a secured party for all or any portion of the Liabilities which are then due and payable, subject to the continuing lien of this Mortgage for the balance not then due and payable. In case of any sale of the Mortgaged Premises by judicial proceedings, the Mortgaged Premises may be sold in one parcel or in such parcels, manner or order as Mortgagee in its sole discretion may elect. Mortgagor, for itself and anyone claiming by, through or under it, hereby agrees that Mortgagee shall in no manner, in law or in equity, be limited, except as herein provided, in the exercise of its rights in the Mortgaged Premises or in any other security hereunder or otherwise appertaining to the Liabilities or any other obligation secured by this Mortgage, whether by any statute, rule or precedent which may otherwise require said security to be marshalled in any manner and Mortgagor, for itself and others as aforesaid, hereby expressly waives and releases any right to or benefit thereof. The failure to make any tenant a defendant to a foreclosure proceeding shall not be asserted by Mortgagor as a defense in any proceeding instituted by Mortgagee to collect the Liabilities or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Premises.

         12.4. APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred and be continuing, then for so long as and until the Liabilities are repaid in full, Mortgagee shall, as a matter of right and without regard to the adequacy of any security for the Liabilities and without regard to whether Mortgagee has commenced an action to foreclose the lien of this Mortgage, be entitled to the appointment of a receiver for all or any part of the Mortgaged Premises, whether such receivership be part of the Mortgaged Premises or otherwise, and without regard to the nature of the action in which the appointment of a receiver is sought, and Mortgagor hereby consents to the appointment of such a receiver and will not oppose any such appointment. Mortgagee may also seek a temporary restraining order or other injunctive relief with respect to any act or omission constituting an Event of Default.

         12.5. RIGHTS AS A SECURED PARTY. Mortgagee shall have, in addition to other rights and remedies available at law or in equity, the rights and remedies of a secured party under the Code. Mortgagee may elect to foreclose such of the Mortgaged Premises as then comprise fixtures pursuant either to the law applicable to foreclosure of an interest in real estate or to that applicable to fixtures under the Code. To the extent permitted by law, Mortgagor waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect.

         12.6. EXCESS MONIES. Mortgagee may apply on account of the Liabilities any unexpended monies still retained by Mortgagee that were paid by Mortgagor to Mortgagee: (i) for the payment of, or as security for the payment of taxes, assessments or other governmental charges, insurance premiums, or any other charges; or (ii) to secure the performance of some act by Mortgagor.





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
         12.7. OTHER REMEDIES. Mortgagee shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether or not any other Liabilities shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of mortgage foreclosure, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced. In addition, Mortgagee shall have the right to set-off all or any part of any amount due by Mortgagor to Mortgagee under any of the Liabilities, against any indebtedness, liabilities or obligations owing by Mortgagee or any Affiliate in any capacity to Mortgagor, including any obligation to disburse to Mortgagor any funds or other property on deposit with or otherwise in the possession, control or custody of Mortgagee.

13.      CONTINUING ENFORCEMENT OF MORTGAGE.
         ----------------------------------

         If, after receipt of any payment of all or any part of the Liabilities, Mortgagee is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Mortgage and the other Loan Documents shall continue in full force and effect, and Mortgagor shall be liable for, and shall indemnify, defend and hold harmless Mortgagee with respect to the full amount so surrendered. The provisions of this Section shall survive the cancellation or discharge of this Mortgage and shall remain effective notwithstanding the payment of the Liabilities, the cancellation of the Note, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which Mortgagee may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action by Mortgagee shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

14.      MISCELLANEOUS.
         -------------

         14.1. REMEDIES CUMULATIVE. The rights and remedies of Mortgagee as provided in this Mortgage or in any other Loan Document shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Mortgagee at law or in equity. The failure, at any one or more times, of Mortgagee to assert the right to declare the Liabilities due, grant any extension of time for payment of the Liabilities, take other or additional security for the payment thereof, release any security, change any of the terms of the Loan Documents, or waive or fail to exercise any right or remedy under any Loan Document shall not in any way affect this Mortgage or the rights of Mortgagee.

         14.2. INTEGRATION. This Mortgage and the other Loan Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

         14.3. ATTORNEYS' FEES AND EXPENSES. If Mortgagee retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan Documents, or to institute and maintain an action to foreclose this Mortgage or to have a receiver appointed, or on account of any matter involving the Liabilities or Mortgagor's title to the Mortgaged Premises or the security interest intended to be granted hereby, or for examination of matters subject to Mortgagee's approval under the Loan Documents, all costs of suit and collection and all reasonable attorneys' fees (and/or allocated fees of Mortgagee's in-house legal counsel) and such other reasonable expenses so incurred by Mortgagee shall forthwith become due and payable, on demand, and shall be secured hereby.

         14.4. NO IMPLIED WAIVER. Mortgagee shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Mortgagee, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

         14.5. PARTIAL INVALIDITY. The invalidity or unenforceability of any one or more provisions of this Mortgage shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

         14.6. BINDING EFFECT. The covenants, conditions, waivers, releases and agreements contained in this Mortgage shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns and are intended and shall be held to be real covenants running with the land; provided, however, that this Mortgage cannot be assigned by Mortgagor without the prior written consent of Mortgagee, and any such assignment or attempted assignment by Mortgagor shall be void and of no effect with respect to Mortgagee.

         14.7. MODIFICATIONS. This Mortgage may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         14.8. AFFILIATE. As used herein, "AFFILIATE" shall mean First Fidelity Bancorporation and any of its direct and indirect affiliates and subsidiaries.

         14.9. COMMERCIAL LOAN. Mortgagor represents and warrants that the loans or other financial accommodations included as Liabilities secured by this Mortgage were obtained solely for the purpose of carrying on or acquiring a business or commercial investment and not for residential, consumer or household purposes.

         14.10. NON-RESIDENTIAL MORTGAGE. This Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

         14.11. LIEN LAW. Mortgagor will, in compliance with Section 13 of the New York Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement on the Mortgaged Premises and will apply the same first to the payment of the cost of any such improvement on the Mortgaged Premises before using any part of the total of the same for any other purpose.

         14.12. JURISDICTION. Mortgagor irrevocably appoints each and every officer of Mortgagor as its attorneys upon whom may be served, by regular or certified mail at the address set forth in this Mortgage, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Mortgage or any of the other Loan Documents; and Mortgagor hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of New York or in the United States District Court for the Southern District of New York by service of process on any such owner, partner and/or officer; and Mortgagor agrees that the courts of the State of New York and the United States District Court for the Southern District of New York shall have jurisdiction with respect to the subject matter hereof and the person of Mortgagor and all collateral securing the obligations of Mortgagor. Mortgagor agrees not to assert any defense to any action or proceeding initiated by Mortgagee based upon improper venue or inconvenient forum. Mortgagor agrees that any action brought by Mortgagor shall be commenced and maintained only in a court in the federal district or county in which Mortgagee has its principal place of business in New York.

         14.13. NOTICES. All notices and communications under this Mortgage shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (certified mail, return receipt requested), or (c) reliable overnight commercial courier (charges prepaid), to the addresses listed in this Mortgage. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

         14.14. GOVERNING LAW. This Mortgage shall be governed by and construed in accordance with the substantive laws of the State of New York, or the laws of any State in which the Loan was made or is repayable, or the laws of any State in which any collateral for the Loan is located, at the sole discretion of Bank.

         14.15. JOINT AND SEVERAL LIABILITY. If Mortgagor consists of more than one person or entity, the word "Mortgagor" shall mean each of them and their liability shall be joint and several.

         14.16. WAIVER OF JURY TRIAL. MORTGAGOR AND MORTGAGEE AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY MORTGAGEE OR MORTGAGOR ON OR WITH RESPECT TO THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. MORTGAGEE AND MORTGAGOR EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, MORTGAGOR WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. MORTGAGOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS MORTGAGE AND THAT MORTGAGEE WOULD NOT EXTEND CREDIT TO MORTGAGOR OR BORROWER (AS APPLICABLE) IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS MORTGAGE.

         14.17. NON-MERGER. In the event Mortgagee shall acquire title to the Mortgaged Premises by conveyance from Mortgagor or as a result of the foreclosure, this Mortgage shall not merge in the fee estate of the Mortgaged Premises but shall remain and continue as an existing and enforceable lien for the Liabilities secured hereby until the same shall be released of record by Mortgagee in writing.

15.      DEFEASANCE.
         ----------

         This Mortgage shall terminate upon the payment in full of the Liabilities and the fulfillment or performance of all of the conditions of this Mortgage and the Liabilities. Thereupon, Mortgagee shall release the Mortgaged Premises and shall execute at the request of Mortgagor a certificate of discharge of this Mortgage and any other instrument to that effect deemed necessary or desirable.

         IN WITNESS WHEREOF, Mortgagor, intending to be legally bound, has duly executed and delivered this Mortgage and Security Agreement as of the day and year first above written.


ATTEST:                                MICHAEL ANTHONY JEWELERS,INC.




By: /s/ M. Frances Durden              By: /s/ Michael A. Paolercio
    ----------------------------           ------------------------------------
    M. Frances Durden                      Michael A. Paolercio
    Secretary                              Senior Vice President and Treasurer





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